UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 27, 2014

WILLIAM LYON HOMES
(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
4695 MacArthur Court, 8th Floor
Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)
(949) 833-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name and former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a) William Lyon Homes (the “Company”) held its 2014 Annual Meeting of Stockholders on May 27, 2014 (the “Annual Meeting”). As of the close of business on April 4, 2014, the record date for eligibility to vote at the Annual Meeting, there were 28,012,415 shares of Class A Common Stock, $0.01 par value per share, and 3,813,884 shares of Class B Common Stock, $0.01 par value per share, outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock was entitled to one (1) vote per share, and each share of Class B Common Stock was entitled to five (5) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company’s common stock entitled to vote at the Annual Meeting was 47,081,835 votes. There were present in person or represented by proxy at the Annual Meeting stockholders holding an aggregate of 28,481,324 shares of common stock representing 89.48% of the outstanding shares of common stock of the Company, which shares held 43,736,860 votes, representing 92.89% of the total voting power of common stock of the Company, in each case which were entitled to vote at the Annual Meeting as determined on the record date.
(b) At the Annual Meeting, the stockholders of the Company:
(1) Elected all eight (8) of the Company’s nominees for director, with voting results as follows:

Name	Votes Cast For	Votes Withheld	Broker Non-Votes
Douglas K. Ammerman	39,499,731	288,548	3,948,581
Michael Barr	39,155,981	632,298	3,948,581
Gary H. Hunt	39,502,816	285,463	3,948,581
General William Lyon	39,278,550	509,729	3,948,581
William H. Lyon	39,455,891	332,388	3,948,581
Matthew R. Niemann	39,230,627	557,652	3,948,581
Nathaniel Redleaf	39,503,255	285,024	3,948,581
Lynn Carlson Schell	39,505,843	282,436	3,948,581
Based on the foregoing votes, each of the eight nominees named in the table above was elected and will serve as a director until the 2015 annual meeting of stockholders and until such director’s successor is duly elected and qualified or, if earlier, such director’s death, resignation or removal.
(2) Ratified the selection of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
43,591,113	143,144	2,603	--

(3) Approved, on an advisory basis, the compensation of the Company’s named executive officers, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
39,485,782	271,726	30,771	3,948,581

(4) Approved, on an advisory basis, every 1 Year as the frequency of an advisory vote on the compensation of the Company’s named executive officers, with voting results as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
37,592,039	62,484	1,950,247	183,509	--

(c) Not applicable.
(d) As described above, at the Annual Meeting stockholders were provided the opportunity to cast non-binding advisory votes on the compensation of the Company’s named executive officers (the “Say on Pay Vote”) and the frequency with which stockholders should be provided the opportunity to vote on future Say on Pay Votes (the “Frequency Vote”). Following the recommendation of the Company’s Board of Directors, over 99% of votes cast by stockholders at the Annual Meeting were voted to approve the Say on Pay Vote and over 94% of votes cast were voted in favor of the 1 Year frequency for the Frequency Vote. Consistent with these results, it is the Company’s decision to include an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 28, 2014

WILLIAM LYON HOMES

By:	/s/ Jason R. Liljestrom
Name:	Jason R. Liljestrom

Its:	Vice President, General Counsel and Corporate Secretary